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                                                                    EXHIBIT 10.5

                         BLAGMAN MEDIA INTERNATIONAL INC
                            PLACEMENT AGENT AGREEMENT

                                                    Dated as of: July ___,  2001

May Davis Group, Inc.
One World Trade Center - Suite 8735
New York, New York, 10048

Ladies and Gentlemen:

        The undersigned, Blagman Media International Inc., (the "Company"), hereby agrees with May Davis Group, Inc. ("May Davis") as follows:

        1. Offering. The Company hereby engages May Davis to act as its exclusive placement agent in connection with the Securities Purchase Agreement (as defined herein) for the issuance and sale by the Company (the "Offering") of the Company's Series B Preferred Shares , par value $0.001 per share (the "Series B Preferred Shares "), at a price per share equal to the Securities Purchase Price, as that term is defined in the Securities Purchase Agreement dated the date hereof between the Company and the Investor named therein ( the "Securities Purchase Agreement"), for an aggregate price of One Million Dollars ($1,000,000). All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them as in the Securities Purchase Agreement. The Investor will be granted certain registration rights with respect to the Common Stock as more fully set forth in the Registration Rights Agreement between the Company and the Investor dated the date hereof. The documents to be executed and delivered in connection with the Offering, including, but not limited, to this Agreement, the Securities Purchase Agreement, the Registration Rights Agreement, the Escrow Agreement with First Union National Bank (the "Escrow Agreement"), are referred to sometimes hereinafter collectively as the "Offering Materials." The Company's Series B Preferred Shares and the Common Stock issuable upon conversion thereof is sometimes referred to hereinafter as the "Securities." May Davis shall not be obligated to sell any Securities and this Offering by May Davis shall be solely on a "best efforts basis."

        2. Information.

                A. Upon the occurrence of each Closing, the funds received in respect of the shares of Common Stock purchased by the Investor will be disbursed in accordance with the terms of the Purchase Agreement, net of (i) the commission payable to May Davis, equal to eight percent (8%) of the gross proceeds from the sale of Common Stock, and (ii) legal fees and other expenses related thereto due to May Davis's counsel, Butler Gonzalez LLP, an amount not to exceed Fifteen Thousand Dollars ($15,000).

                B. In addition to the foregoing compensation the Company shall issue to the



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May Davis Group, Inc., a warrant to purchase four hundred thousand (400,000)
shares of the Company's Common Stock with an exercise price of one hundred and ten percent (110%) of the Closing Bid Price of the Company's Common Stock on the day of Closing. Such shares of Common Stock issuable upon conversion of the Warrant shall have "piggy-back" and demand registration rights.


        3. Representations, Warranties and Covenants of May Davis.

        A. May Davis represents, warrants and covenants as follows:

                (i) May Davis has the necessary power to enter into this Agreement and the Escrow Agreement and to consummate the transactions contemplated hereby and thereby.

                (ii) The execution and delivery by May Davis of this Agreement , the Escrow Agreement and the consummation of the transactions contemplated herein and therein will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which May Davis is a party or by which May Davis or its properties are bound, or any judgment, decree, order or, to May Davis's knowledge, any statute, rule or regulation applicable to May Davis. This Agreement and the Escrow Agreement when executed and delivered by May Davis, will constitute the legal, valid and binding obligations of May Davis, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity, or (c) the indemnification provisions hereof or thereof may be held to be violative of public policy.

                (iii) Upon receipt of an executed Securities Purchase Agreement, a Registration Rights Agreement and Escrow Agreement and the documents related thereto, May Davis will, through the Escrow Agent, promptly forward copies of the Purchase Agreement, Registration Rights Agreement and Escrow Agreement and the documents related thereto to the Company or its counsel.

                (iv) May Davis will not deliver any documents related to the Offering to any person it does not reasonably believe to be an Accredited Investor as defined in Rule 501 (a) (3) of Regulation D. May Davis will arrange for the securities to be sold exclusively to Accredited Investors in a Private Placement transaction exempt from the Registration requirements of the 1933 Act.

                (v) May Davis will not intentionally take any action that it reasonably believes would cause the Offering to violate the provisions of the 1933 Act, the 1934 Act, the respective rules and regulations promulgated there under (the "Rules and Regulations") or applicable "Blue Sky" laws of any state or jurisdiction.

                (vi) May Davis shall use all reasonable efforts to determine (a) whether the Investors is an Accredited Investors and (b) that any information furnished by the Investors is true and accurate. May Davis shall have no obligation to insure that (x) any check, note, draft or other means of payment for the Common Stock will be honored, paid or enforceable against the Investors in accordance with its terms, or (y) subject to the performance of May Davis's obligations and the accuracy of May Davis's representations and warranties hereunder, (1) the Offering is exempt from the registration requirements of the 1933 Act or any applicable state "Blue Sky" law or (2) the Investors is an Accredited Investors .



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

                (vii) May Davis is a member of the National Association of Securities Dealers, Inc., and is a broker-dealer registered as such under the 1934 Act and under the securities laws of the states in which the Securities will be offered or sold by May Davis, unless an exemption for such state registration is available to May Davis. May Davis is in compliance with all material rules and regulations applicable to May Davis generally and applicable to May Davis's participation in the Offering. The Company and May Davis acknowledge and agree that in the event the NASD, SEC or other regulatory authority determines that the aggregate or any portion of the compensation to be paid to May Davis under this Agreement violates the NASD's Corporate Financing Rules, including without limitation, Rule 2710 of the NASD, May Davis will reduce the aggregate compensation to be paid to May Davis hereunder to be in compliance with such Rules, and such reduced compensation shall be the compensation to be paid by the Company to May Davis hereunder. May Davis shall not be entitled to terminate this Agreement as a result of limitations place on the Compensation to be paid to May Davis under the NASD's Corporate Financing Rules.

        4. Representations and Warranties of the Company.

        A. The Company represents and warrants as follows:

        Except as stated below or on the disclosure schedules attached hereto, the Company hereby represents and warrants to, and covenants with, the Investors that the following are true and correct as of the date hereof.

        (i) Organization and Qualification. Each of the Company and its subsidiaries is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

        (ii)  Authorization, Enforcement, Compliance with Other Instruments.
(i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and any related agreements, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement, the Escrow Agreement and any related agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders( other than as may be required as stated in Section 7.2(g) hereof), (iii) this Agreement, Registration Rights Agreement, the Escrow Agreement and any related agreements have been duly executed and delivered by the Company, (iv) this Agreement, the Registration Rights Agreement, Escrow Agreement and any related agreements constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.



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        (iii) Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock $0.001 par value, and 100,000,000 shares of Preferred Stock, $0.001 par value. As of July 23, 2001 , the Company had 62,167,450 shares of Common Stock outstanding excluding 60,000 shares of Common Stock in its treasury which are being cancelled, the Company filed a Certificate of Designations authorizing 600,000 shares of Series B Convertible Redeemable Preferred Stock par value $0.001 per share (the "Series B Stock") in connection with a proposed transaction with Mulligan Media and Communications Ltd. Such transaction was not consummated and no shares of the Series B Stock were issued in connection therewith. There are no shares of Preferred Stock issued and outstanding except for the transactions of the reorganized entities preceding the Reorganizations, for which the Company has relied on third party representations, all of such outstanding shares have been validly issued and are fully paid and nonassessable. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed in the SEC Documents or Schedule 4.3, no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in Schedule 4.3 hereto, as of the date hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Registration Rights Agreement). There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any related agreement or the consummation of the transactions described herein or therein. The Company has furnished to the Investors true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-laws").

        (iv) No Conflict. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and assuming receipt of shareholder approval under Section
2.7 herein will not (i) result in a violation of the Certificate of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any material property or asset of the Company or any of its subsidiaries is bound or affected and which could cause a Material



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

Adverse Effect. Except as disclosed in the SEC Documents, neither the Company nor its subsidiaries is in violation of any term of or in default under its Certificate of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted in violation of any material law, ordinance, regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Effective Date. The Company and its subsidiaries are unaware of any fact or circumstance which might give rise to any of the foregoing.

        (v) SEC Documents; Financial Statements. Except as set forth in Schedule
4.5 attached the Equity Line of Credit Agreement, since April 2000, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Investors or its representatives, or made available through the SEC's website at http://www.sec.gov, true and complete copies of the SEC Documents. As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the "Financial Statements") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

        (vi) 10b-5. The SEC Documents, when filed, did not include any untrue statements of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

        (vii) No Default. Except as disclosed Section 4.5 the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its property is bound and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or any of the exhibits or attachments hereto will conflict with or result in the breach or



                                       5
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violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under its Certificate of Incorporation, By-Laws, any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound, or any statute, or any decree, judgment, order, rules or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, in each case which default, lien or charge is likely to cause a Material Adverse Effect on the Company's business or financial condition.

        (viii) Absence of Events of Default. Except for matters described in the SEC Documents and/or this Agreement, no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a Material Adverse Effect on the Company's business, properties, prospects, financial condition or results of operations.

        (ix) Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

        (x) Employee Relations Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

        (xi) Environmental Laws. The Company and its subsidiaries are (i) in compliance with any and all applicable material foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

        (xii) Title. Except as set forth in the SEC Documents, the Company has good and



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marketable title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

        (xiii) Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

        (xiv) Regulatory Permits. The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

        (xv) Internal Accounting Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        (xvi) No Material Adverse Breaches, etc. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

        (xvii) Absence of Litigation. Except as set forth in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government



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agency, self-regulatory organization or body pending against or affecting the
Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a Material Adverse Effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) except as expressly disclosed in the SEC Documents, have a Material Adverse Effect on the business, operations, properties, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

        (xviii) Subsidiaries. Except as disclosed in the SEC Documents, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

        (xix) Other Outstanding Securities/Financing Restrictions. As of the date hereof, other than warrants and options to acquire shares of Common Stock as disclosed in Schedule 4.3, there are no other warrants and options registered with the SEC, which are available for sale as unrestricted ("free trading") stock.

        (xx) Tax Status. The Company and each of its subsidiaries has made, filed, or has obtained current extensions for all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

        (xxi) Certain Transactions. Except as set forth in the SEC Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

        (xxii) Fees and Rights of First Refusal. Except as set forth in the SEC Documents, the Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

        (xxiii) Use of Proceeds. The Company represents that the net proceeds from this



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offering will be used for working capital purposes and to reduce indebtedness .
However, in no event shall the net proceeds from this offering be used by the Company for the payment (or loaned to any such person for the payment) of any judgment, or other liability, incurred by any executive officer, officer, director, or employee of the Company.

        (xxiv) Further Representation and Warranties of the Company. For so long as any securities issuable hereunder held by the Investors remain outstanding, the Company acknowledges, represents, warrants and agrees that it will use commercially reasonable efforts to maintain the listing of its Common Stock on NASD Bulletin Board.

        (xxv) Opinion of Counsel. Investors shall receive an opinion letter from counsel to the Company (updated where applicable) on the date hereof and updated annually for the life of the this Agreement in form substantially acceptable to the Investors.

        (xxvi) Opinion of Counsel. The Company will obtain for the Investors, at the Company's expense, any and all opinions of counsel which may be reasonably required in order to sell the securities issuable hereunder without restriction.

        (xxvii) Dilution. The Company is aware and acknowledges that issuance of shares of the Company's Common Stock could cause dilution to existing shareholders and could significantly increase the outstanding number of shares of Common Stock.

        (xxviii) No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the shares of Common Stock offered hereby.

                B. There are no claims for services in the nature of a finder's or origination fee with respect to the sale of the Common Stock or any other arrangements, agreements or understandings that may affect May Davis's compensation, as determined by the National Association of Securities Dealers, Inc.

                C. Subject to the performance by May Davis of its obligations hereunder, the Equity Line of Credit and the offer and sale of the Securities comply, and will continue to comply, up to the Registration Period (as defined in the Equity Line of Credit ) in all material respects with the requirements of Rule 506 of Regulation D promulgated by the SEC pursuant to the 1933 Act and any other applicable federal and state laws, rules, regulations and executive orders. Neither the Offering Materials nor any amendment or supplement thereto nor any documents prepared by the Company in connection with the Offering will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All statements of material facts in the Offering Materials are true and correct as of the date of the Offering Materials and will be true and correct on the date of the Closing.

                D. All material taxes which are due and payable from the Company have been paid in full or adequate provision has been made for such taxes on the books of the Company except for those taxes disputed in good faith the Company does not have any tax deficiency or claim outstanding assessed or proposed against it.

                E. None of the Company nor any of its officers, directors, employees or agents, nor any other person acting on behalf of the Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (A) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (B) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company as reflected in any of the financial statements contained in the Offering Materials, or (C) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company in the future.

        5. Certain Covenants and Agreements of the Company.

        The Company covenants and agrees at its expense and without any expense to May Davis as follows:

        A. To advise May Davis of any material adverse change in the Company's financial condition, prospects or business or of any development materially affecting the Company or rendering untrue or misleading any material statement in the Offering Materials occurring at any time as soon as the Company is either informed or becomes aware thereof.

        B. To use its commercially reasonable efforts to cause the Common Stock issuable in connection with the Equity Line of Credit and upon exercise of the Convertible Debentures to be qualified or registered for sale on terms consistent with those stated in the Registration Rights Agreement and under the securities laws of such jurisdictions as May Davis and the Investors shall reasonably request, provided that such states and jurisdictions do not require the Company to qualify as a foreign corporation. Qualification, registration and exemption charges and fees shall be at the sole cost and expense of the Company.

        C. Upon written request, to provide and continue to provide the each holder of Securities, copies of all quarterly financial statements and audited annual financial statements prepared by or on behalf of the Company, other reports prepared by or on behalf of the Company for public disclosure and all documents delivered to the Company's stockholders.

        D. To deliver, during the Registration Period, to May Davis, upon May Davis's request, within forty five (45) days, a statement of its income for each such quarterly period, and its balance sheet and a statement of changes in stockholders' equity as of the end of such quarterly period, all in reasonable detail, certified by its principal financial or accounting officer; (ii) within ninety (90) days after the close of each fiscal year, its balance sheet as of the close of such fiscal year, together with a statement of income, a statement of changes in stockholders' equity and a statement of cash flow for such fiscal year, such balance sheet, statement of income, statement of changes in stockholders' equity and statement of cash flow to be in reasonable detail and accompanied by a copy of the certificate or report thereon of independent auditors if audited financial statements are prepared; and (iii) a copy of all documents, reports and information furnished to its stockholders at the time that such documents, reports and information are furnished to its stockholders.

        E. To comply with the terms of the Equity Line of Credit, the Registration Rights Agreement, and the Escrow Agreement.

        F. To ensure that any transactions between or among the Company, or any of its officers, directors and affiliates be on terms and conditions that are no less favorable to the Company, than the terms and conditions that would be available in an "arm's length" transaction with an independent third party.

        6. Indemnification.

                A. The Company hereby agrees that it will indemnify and hold May Davis and each officer, director, shareholder, employee or representative of May Davis, and each person controlling, controlled by or under common control with May Davis within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the SEC's Rules and Regulations promulgated thereunder (the "Rules and Regulations"), harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which May Davis or such indemnified person of May Davis may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (a) Section 4 of this Agreement, (b) the Offering Materials (except those written statements relating to May Davis given by an indemnified person for inclusion therein), (c) any application or other document or written communication executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Common Stock under the securities laws thereof, or any state securities commission or agency; (ii) the omission or alleged omission from documents described in clauses (a), (b) or (c) above of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) the breach of any representation, warranty, covenant or agreement made by the Company in this Agreement. The Company further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Company has indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Paragraph 6(A) the Company shall not be obligated to indemnify any indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against May Davis or such indemnified person as a direct result of May Davis or such person's gross negligence or breach of this Agreement and the Company will not be required to indemnify any person hereunder as a result of any statement made by any indemnified person furnished to the Company arising out of or based upon i) the conduct of May Davis or its officers, employees or representatives in its acting as Placement Agent for the Offering or (ii) the breach of any representation, warranty, covenant or agreement made by May Davis in this Agreement (iii) any false or misleading information provided to the Company by one of the May Davis indemnified persons.

        B. May Davis hereby agrees that it will indemnify and hold the Company and each officer, director, shareholder, employee or representative of the Company, and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Company or such indemnified person of the Company may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the conduct of May Davis or its officers, employees or representatives in its acting as Placement Agent for the Offering or (ii) the breach of any representation, warranty, covenant or agreement made by May Davis in this Agreement (iii) any false or misleading information provided to the Company by one of the May Davis indemnified persons.

        C. Promptly after receipt by an indemnified party of notice of commencement of any action covered by Section 6(A) or 6(B), the party to be indemnified shall, within five (5) business days, notify the indemnifying party of the commencement thereof; the omission by one (1) indemnified party to so notify the indemnifying party shall not relieve the indemnifying party of its obligation to indemnify any other indemnified party that has given such notice and shall not relieve the indemnifying party of any liability outside of this indemnification if not materially prejudiced thereby. In the event that any action is brought against the indemnified party, the indemnifying party will be entitled to participate therein and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it which is reasonably acceptable to the indemnified party. After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such
Section 6(A) or 6(B) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but the indemnified party may, at its own expense, participate in such defense by counsel chosen by it, without, however, impairing the indemnifying party's control of the defense. Subject to the proviso of this sentence and notwithstanding any other statement to the contrary contained herein, the indemnified party or parties shall have the right to choose its or their own counsel and control the defense of any action, all at the expense of the indemnifying party if, (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of the indemnifying party, or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying party; provided, however, that the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstance, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnifying party.

        D. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 6(A) or 6(B) is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the Company and May Davis shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with the investigation or defense of same) which the other may incur in such proportion so that May Davis shall be responsible for such percent of the aggregate of such losses, claims, damages and liabilities as shall equal the percentage of the gross proceeds paid to May Davis and the Company shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(D), any person controlling, controlled by or under common control with May Davis, or any partner, director, officer, employee, representative or any agent of any thereof, shall have the same rights to contribution as May Davis and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each officer of the Company and each director of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against the other party under this
Section 6(D), notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any obligation they may have hereunder or otherwise if the party from whom contribution may be sought is not materially prejudiced thereby. The indemnity and contribution agreements contained in this
Section 6 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified person or any termination of this Agreement.

        7. Payment of Expenses.

        The Company hereby agrees to bear all of it's own expenses in connection with the Offering, including, but not limited to the following: filing fees, printing and duplicating costs, advertisements, postage and mailing expenses with respect to the transmission of Offering Materials, registrar and transfer agent fees, fees of the Investors Counsel, Escrow Agent fees and expenses, fees of the Company's counsel and accountants, issue and transfer taxes, if any.

        8. Conditions of Closing

        The Closing shall be held at the offices of May Davis or its counsel. The obligations of May Davis hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company herein as of the date hereof and as of the Date of Closing (the "Closing Date") with respect to the Company as if it had been made on and as of such Closing Date; the accuracy on and as of the Closing Date of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by the Company on and as of the Closing Date of its covenants and obligations hereunder and to the following further conditions:

        A. At the Closing, May Davis shall receive the opinion of Edward T. Swanson, Esq., dated as of the date of the Closing, which opinion shall be in form and substance reasonably satisfactory to counsel for May Davis.

        B. At or prior to the Closing, counsel for May Davis shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Agreement and the Offering Materials, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

        C. At and prior to the Closing, (i) there shall have been no material adverse change nor development involving a prospective change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Offering Materials; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company which has not been disclosed in the Offering Materials or to May Davis in writing; (iii) except as set forth in the Offering Materials, the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness for which a waiver or extension has not been otherwise received; (iv) except as set forth in the Offering Materials, the Company shall not have issued any securities (other than those to be issued as provided in the Offering Materials) or declared or paid any dividend or made any distribution of its capital stock of any class and there shall not have been any change in the indebtedness (long or short term) or liabilities or obligations of the Company (contingent or otherwise) and trade payable debt; (v) no material amount of the assets of the Company shall have been pledged or mortgaged, except as indicated in the Offering Materials; and
(v) no action, suit or proceeding, at law or in equity, against the Company or affecting any of its properties or businesses shall be pending or threatened before or by any court or federal or state commission, board or other administrative agency, domestic or foreign, wherein an unfavorable decision, ruling or finding could materially adversely affect the businesses, prospects or financial condition or income of the Company, except as set forth in the Offering Materials.

        D. At Closing, May Davis shall receive a certificate of the Company signed by an executive officer and chief financial officer, dated as of the applicable Closing, to the effect that the conditions set forth in subparagraph
(C) above have been satisfied and that, as of the applicable closing, the representations and warranties of the Company set forth herein are true and correct.

        9. Termination.

        This Agreement shall be co-terminus with, and terminate upon the same terms and conditions as those set forth in, the Equity Line of Credit . The rights of the Investors and the obligations of the Company under the Registration Rights Agreement, and the rights of May Davis and the obligations of the Company shall survive the termination of this Agreement unabridged.

        10. Miscellaneous.

        A. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all which shall be deemed to be one and the same instrument.

        B. Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective when deposited in the United States mail, postage prepaid, or when received if personally delivered or faxed ( upon confirmation of receipt received by the sending party), addressed as follows:

If to Placement Agent, to:      The May Davis Group, Inc.
                                One World Trade Center
                                New York, NY 10048
                                Attention: Michael Jacobs
                                Telephone: (212)775-7400
                                Facsimile: (212) 775-8166

With Copy to:                   Butler Gonzalez LLP
                                1000 Stuyvesant Avenue
                                Union, NJ 07083
                                Attention: David Gonzalez, Esq.
                                Telephone: (908) 810-8588
                                Facsimile: (908) 810-0973

If to the Company, to:          Blagman Media International Inc.
                                1901 Avenue of the Stars
                                Suite 1710
                                Los Angeles, CA 90067
                                Attention: Robert Blagman
                                           Chairman and Chief Executive Officer
                                Telephone: (310) 788-5444
                                Facsimile: (310) 788-5440

With a copy to:                 Edward T. Swanson, Esq.
                                1135 17th Street
                                Santa Monica, CA 9043

                                Attention: Edward T. Swanson, Esq.
                                Telephone: (310) 283-1035
                                Facsimile: (310) 828-6138

or to such other address of which written notice is given to the others.

        C. This Agreement shall be governed by and construed in all respects under the laws of the State of New York, without reference to its conflict of laws rules or principles. Any suit, action, proceeding or litigation arising out of or relating to this Agreement shall be brought and prosecuted in such federal or state court or courts located within the State of New York as provided by law. The parties hereby irrevocably and unconditionally consent to the jurisdiction of each such court or courts located within the State of New York and to service of process by registered or certified mail, return receipt requested, or by any other manner provided by applicable law, and hereby irrevocably and unconditionally waive any right to claim that any suit, action, proceeding or litigation so commenced has been commenced in an inconvenient forum.

        D. This Agreement and the other agreements referenced herein contain the entire understanding between the parties hereto and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

        E. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.


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                                       16

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                       BLAGMAN MEDIA INTERNATIONAL INC.


                                       By:
                                           -------------------------------------
                                       Name: Robert Blagman
                                       Title: Chairman  and Chief Executive
                                              Officer

                                       MAY DAVIS GROUP, INC.


                                       By:
                                           -------------------------------------
                                       Name: Michael Jacobs
                                       Title: Managing Director



                                       17